UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21237

                            Unified Series Trust

              431 North Pennsylvania, Indianapolis, IN 46204

Freddie Jacobs, Jr.

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:    09/30

Date of reporting period:              09/30/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Management Discussion and Analysis

Factors Affecting the Fund’s Performance over the Past Year

The Iron Market Opportunity Fund has outperformed its benchmark, the Merrill Lynch 1-3 Year US Treasury Bond Index, by more than 2% over the last fiscal year. This was accomplished in part by positioning a portion of the portfolio in securities that adjust or float with increases in short term interest rates. As the fed fund rate has increased from 1.75% to 3.75% over the last year, this strategy has proved to be effective. We continue to assume a defensive posture in reaction to the rising short-term interest rate environment and due to the uncertainty surrounding the effect of the Treasury Department’s plan to resume issuing 30 year Treasury Bonds in January 2006.

As compared to the Fund’s benchmark, the portfolio has maintained a heavy position in government agency bonds. These bonds have provided the Fund with increased yield over treasuries while maintaining low credit risk. At the same time, due to low yields and narrow credit spreads, we have found it prudent to limit the Fund’s exposure to lower quality debt at this time. By utilizing this overall strategy in the current environment, our hope is for the Fund to provide attractive current income with low volatility in share price over the next year.

(a) The Merrill Lynch 1-3 US Corporate & Government Index will replace the Merrill Lynch 1-3 US Treasury Bond Index because the Fund’s advisor believes that the Merrill Lynch 1-3 US Corporate & Government Index’s broader composition more accurately reflects the Fund’s portfolio.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Merrill Lynch 1-3 year US Treasury Bond Index and the Merrill Lynch 1-3 year US Corporate & Government Bond Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of U.S. Corporate, Government & Treasury Securities. Individuals cannot invest directly in the Indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

	Iron Market	Merrill Lynch	ML

10/11/2001	10,000.00	10,000.00	10,000.00
3/31/2002	10,223.53	10,070.83	10,065.92
9/30/2002	10,090.38	10,558.85	10,556.61
3/31/2003	10,435.77	10,725.42	10,774.43
9/30/2003	10,590.24	10,851.01	10,947.06
3/31/2004	10,744.51	10,980.56	11,097.93
9/30/2004	10,920.39	10,973.29	11,097.25
3/31/2005	11,125.86	10,952.03	11,077.21
9/30/2005	11,267.72	11,091.94	11,227.74

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Merrill Lynch 1-3 Year US Treasury Bond Index and the Merrill Lynch 1-3 Year US Corporate & Government Bond Index on October 11, 2001 (inception of the Fund) and held through September 30, 2005. The Merrill Lynch 1-3 Year US Treasury Bond Index is a widely recognized unmanaged index of U.S. Treasury Securities. The Merrill Lynch 1-3 Year US Corporate & Government Bond Index is a widely recognized unmanaged index of U.S. corporate & government bonds. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the indices plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Iron Market Opportunity Fund, and to obtain performance data current to the most recent month end, please call 1-877-322-0575. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

Fund Holdings – (unaudited)

[1] As a percent of net assets.

The Fund invests primarily in a broad range of fixed income securities (including investments, which may be extensive, in other mutual funds that invest primarily in fixed income securities). Fixed income securities include bonds, notes, mortgage-backed securities, corporate debt, government securities, municipal securities, and short term obligations, such as commercial paper and repurchase agreements.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 to September 30, 2005.

Summary of Fund’s Expenses – (unaudited)

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Iron Market Opportunity Fund	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period* April 1, 2005 – September 30, 2005
Actual	$1,000.00	$1,012.75	$3.67
Hypothetical	$1,000.00	$1,021.42	$3.69

* Expenses are equal to the Fund’s annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Iron Market Opportunity Fund
Schedule of Investments
September 30, 2005

	Principal Amount	Value
Corporate Bonds - 11.53%		
American Airlines Corp., 4.072%, 9/23/2007 (a)(b)	$ 1,512,806	$ 1,518,275
Barton Springs, 4.742%, 12/20/2010 (a)	1,000,000	1,002,500
Boeing Capital Corp., 5.650%, 5/15/2006	49,000	49,432
Crown Cork & Seal, 4.039%, 6/20/2012 (a)	1,000,000	1,002,500
Crown Cork & Seal, 4.539%, 6/20/2012 (a)	1,000,000	1,002,500
General Motors Acceptance Corp., 6.750%, 1/15/2006	200,000	201,060
General Motors Acceptance Corp., 4.939%, 6/15/2011 (a)	400,000	335,111
Landersbank Baden-Wur, 3.430%, 2/28/2007 (a)	2,000,000	1,998,920
Lehman Brothers Holding, 8.000%, 10/29/2019 (a)	1,000,000	975,250
I-Preferred Term Securities IV, 5.180%, 6/24/2034 (a)(b)(c)	3,000,000	3,024,375
I-Preferred Term Securities, 5.450%, 12/11/2032 (a)(c)	500,000	506,875
Preferred Term Securities XVI, 4.960%, 3/23/2035 (a)(b)(c)	1,000,000	1,015,625
Preferred Term Securities XVI, 6.010%, 3/23/2035 (a)(b)(c)	1,000,000	1,006,875
Preferred Term Securities XVII, 4.821%, 6/23/2035 (a)(c)	1,000,000	1,001,875
Preferred Term Securities XVII, 4.221%, 6/23/2035 (a)(c)	2,000,000	2,006,250
Preferred Term Securities XVII, 3.921%, 6/23/2035 (a)(c)	3,000,000	3,001,875
SLMA Corp., 4.000%, 07/25/2014 (a)	3,000,000	2,933,010
TOTAL CORPORATE BONDS (Cost $22,658,131)		22,582,308
Mortgage Backed Bonds - 2.91%		
FNMA, Series #2002-42, 5.500%, 1/25/2016	15,289	15,284
FNMA, Series #2003-91, 2.767%, 10/01/2034 (a)	722,261	735,915
First Horizon Mortgage Pass-Through Trust, 4.250%, 2/25/2035 (a)	1,204,705	1,206,646
First Horizon Mortgage Pass-Through Trust, 3.584%, 2/25/2035 (a)	2,869,616	2,869,200
GNMA, 5.000%, 1/20/2035	861,391	867,523
TOTAL MORTGAGE BACKED BONDS (Cost $5,702,875)		5,694,568
Government Agency Bonds - 47.35%		
Federal Farm Credit Bank - 0.15%		
FFCB, 4.000%, 5/12/2008	300,000	296,643
Federal Home Loan Bank - 31.40%		
FHLB, 2.200%, 7/28/2006	250,000	245,763
FHLB, 3.680%, 9/24/2007	1,000,000	997,869
FHLB, 3.600%, 5/24/2006 (a)	2,000,000	2,002,176
FHLB, 3.700%, 8/19/2019 (a)	5,000,000	4,942,385
FHLB, 2.650%, 11/09/2005	1,000,000	998,668
FHLB, 6.000%, 12/17/2019 (a)	1,000,000	1,000,600
FHLB, 3.000%, 12/10/2010 (a)	1,000,000	989,375
FHLB, 3.800%, 6/20/2008 (a)	2,000,000	1,997,252
FHLB, 3.250%, 10/26/2007 (a)	2,000,000	1,988,794
FHLB, 2.100%, 12/29/2006	15,000	14,596
FHLB, 3.720%, 9/01/2006 (a)	2,000,000	1,998,840
FHLB, 3.610%, 2/22/2007 (a)	5,000,000	4,989,010
FHLB, 3.250%, 2/06/2006 (a)	2,500,000	2,498,037
FHLB, 3.030%, 2/03/2006	5,000,000	4,984,530

See accompanying notes which are an integral part of the financial statements.

Iron Market Opportunity Fund
Schedule of Investments - continued
September 30, 2005

Government Agency Bonds - 47.35% - continued	**Principal Amount**	**Value**
Federal Home Loan Bank - 31.40% - continued		
FHLB, 4.200%, 12/29/2014 (a)	$ 5,000,000	$ 5,000,800
FHLB, 4.000%, 6/17/2008	1,000,000	988,157
FHLB, 4.125%, 5/12/2014 (a)	3,000,000	2,978,550
FHLB, 3.000%, 6/12/2018 (a)	1,500,000	1,482,064
FHLB, 3.125%, 1/29/2007 (a)	1,000,000	992,647
FHLB, 2.000%, 4/15/2009 (a)	1,000,000	988,604
FHLB, 2.500%, 4/20/2009 (a)	1,000,000	990,988
FHLB, 3.550%, 11/7/2007	680,000	668,821
FHLB, 3.250%, 1/25/2008 (a)	2,000,000	2,001,604
FHLB, 2.125%, 12/14/2005	540,000	538,081
FHLB, 3.000%, 8/04/2006 (a)	1,000,000	994,275
FHLB, 4.300%, 8/18/2008	2,000,000	1,986,334
FHLB , 3.680%, 08/24/2007	2,000,000	1,974,506
FHLB, 3.950%, 9/24/2007 (a)	2,000,000	1,984,436
FHLB, 3.000%, 10/28/2011 (a)	1,340,000	1,330,899
FHLB, 4.000%, 5/30/2006	2,000,000	1,996,418
FHLB, 4.440%, 10/10/2007	1,000,000	998,522
FHLB, 3.500%, 7/29/2011 (a)	1,000,000	990,029
FHLB, 4.000%, 7/19/2006	1,000,000	997,843
FHLB, 4.000%, 1/30/2013 (a)	1,000,000	990,735
FHLB, 5.000%, 3/28/2008	1,000,000	1,003,622
		61,525,830
Federal Home Loan Mortgage Corporation - 4.16%		
FHLMC, 4.370%, 6/02/2009 (a)	1,000,000	999,758
FHLMC, 7.000%, 6/30/2014	15,000	15,098
FHLMC, 3.500%, 5/28/2008 (a)	2,160,000	2,135,728
FHLMC, 4.150%, 1/23/2009 (a)	75,000	75,000
FHLMC, 3.000%, 11/25/2008 (a)	500,000	498,839
FHLMC, 3.250%, 4/28/2006 (a)	50,000	49,722
FHLMC, 3.000%, 10/28/2009 (a)	490,000	487,376
FHLMC, 3.250%, 1/25/2008 (a)	1,000,000	993,895
FHLMC, 4.000%, 12/08/2006	1,000,000	992,050
FHLMC, 3.000% 10/20/2010 (a)	1,500,000	1,499,185
FHLMC, 4.500% 9/19/2013 (a)	400,000	400,612
		8,147,263
Federal National Mortgage Association - 11.64%		
FNMA, 4.000%, 9/30/2009 (a)	3,000,000	2,986,425
FNMA, 4.000%, 9/30/2014 (a)	3,000,000	2,975,313
FNMA, 4.000%, 8/20/2008	422,000	416,170
FNMA, 3.500%, 7/26/2006 (a)	2,000,000	1,991,542
FNMA, 4.000%, 8/18/2006	1,000,000	997,229
FNMA, 4.000%, 2/03/2020 (a)	2,000,000	1,992,424
FNMA, 3.000%, 8/18/2006	3,000,000	2,964,084
FNMA, 4.040%, 3/16/2009	1,405,000	1,380,824
FNMA, 4.000%, 8/10/2009 (a)	2,000,000	1,992,828
FNMA, 3.000%, 2/12/2007 (a)	2,000,000	1,973,526
FNMA, 2.610%, 8/18/2006	150,000	147,784
FNMA, 4.000%, 8/08/2006	1,000,000	997,169
FNMA, 5.000%, 4/19/2010	1,000,000	1,000,909
FNMA, 4.125%, 6/16/2008	1,000,000	987,203

See accompanying notes which are an integral part of the financial statements.

Iron Market Opportunity Fund
Schedule of Investments - continued
September 30, 2005

Municipal Bonds - 0.01%	**Principal Amount**	**Value**
Jefferson Franklin College, 4.500%, 11/1/2009	$ 25,000	$ 24,843
TOTAL MUNICIPAL BONDS (Cost $25,000)		24,843

Preferred Securities - 15.83%	**Shares**	
Blackrock Preferred Opportunity Fund - Series W7	40	1,000,000
Blackrock Preferred Opportunity Fund - Series T7	40	1,000,000
Blackrock Preferred Opportunity Fund - Series R7	40	1,000,000
Calamos Convertible Opportunity, Inc. Fund - Series W	35	875,000
Calamos Convertible Opportunity, Inc. Fund - Series Th	40	1,000,000
Calamos Convertible Opportunity & Income, Inc. Fund - Series Th7	40	1,000,000
Calamos Convertible Opportunity, Inc. Fund - Series M	40	1,000,000
Calamos Convertible Opportunity, Inc. Fund - Series F	40	1,000,000
Cohen & Steers Reit & Preferred Income Fund Inc. - Series M7	40	1,000,000
Cohen & Steers Reit & Preferred Income Fund Inc. - Series W7	40	1,000,000
Cohen & Steers Premium Inc. - Series T	40	1,000,000
Cohen & Steers Quality - Series T	80	2,000,000
Cohen & Steers Quality - Series T7	40	1,000,000
Cohen & Steers Advantage Income Realty Fund Inc. - Series M7	40	1,000,000
Cohen & Steers Advantage Income Realty Fund Inc.- Series Th	40	1,000,000
Cohen & Steers Advantage Income Realty Fund Inc. - Series W	40	1,000,000
Eaton Vance Senior Floating Rate Trust - Series B	40	1,000,000
Eaton Vance Tax Advantage - Series B	8	200,000
Eaton Vance Tax Advantage - Series C	40	1,000,000
Flaherty & Crumrine/Claymore - Series T7	2	50,000
Flaherty & Crumrine/Claymore - Series W	120	3,000,000
Flaherty & Crumrine/Claymore - F7	80	2,000,000
ING Prime Rate Trust - Series F	40	1,000,000
ING Prime Rate Trust - Series W	40	1,000,000
John Hancock Preferred Income Fund II - Series Th	40	1,000,000
Neuberger Berman Realty Income Fund - Series D	36	900,000
Preferred Income Strategies Fund Inc. - Series B	40	1,000,000
Preferred Income Strategies Fund Inc. - Series D	40	1,000,000
Van Kampen Senior Income Trust - Series Th	40	1,000,000
TOTAL PREFERRED SECURITIES (Cost $31,025,000)		31,025,000

Mutual Funds - 5.48%	**Shares**	
Franklin Floating Rate Daily Access Fund	1,058,949	10,727,150
TOTAL MUTUAL FUNDS (Cost $10,727,997)		10,727,150

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Iron Market Opportunity Fund
Notes to the Financial Statements
September 30, 2005

NOTE 1. ORGANIZATION

The Iron Market Opportunity Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") to acquire all the assets of the Iron Market Opportunity Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization, effective September 26, 2005. The Predecessor Fund commenced operations on October 11, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Iron Financial Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Options on Futures Contracts – The Fund may write, purchase or short sell call and put options on futures contracts. When entering into these contracts, the Fund is required to make an initial cash deposit with a broker which is adjusted daily based on the fluctuation of the contracts held. At September 30, 2005, $38,368 of cash held at the broker is restricted.

Writing put options or purchasing call options tends to increase the Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, or short sells a call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an asset. These contracts are adjusted to the current market value, based on the option's quoted daily settlement price, and reflected as such in the financial statements. The Fund did not write any option contracts during the fiscal year ended September 30, 2005.

Iron Market Opportunity Fund
Notes to the Financial Statements
September 30, 2005 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying futures contract may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures contract underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.

Futures Contracts – The Fund may enter into futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short Sales - The Fund engages in short selling activities. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transactions costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund's return. The Advisor does not intend to use leverage with respect to its short positions; as a result, the Fund's portfolio under normal circumstances will always include sufficient cash equivalents (such as money market instruments, U.S. Treasury Bills, money market funds or repurchase agreements) to cover its obligations to close its short positions.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Distributions to Shareholders - The Fund intends to distribute all of its net investment income, if any, as dividends to shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and net realized short-term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The

Iron Market Opportunity Fund
Notes to the Financial Statements
September 30, 2005 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive one-half of its management fees through September 30, 2006. For the fiscal year ended September 30, 2005, the Adviser earned fees, before the waiver, totaling $1,959,022, and after the waiver, $979,511. At September 30, 2005, the Fund owed the Advisor $82,366.

The Trust retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets up to $50 million, 0.07% of the Fund's assets from $50 million to $100 million, 0.05% of the Fund's assets from $100 to $150 million, and 0.03% of the Fund's assets over $150 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended September 30, 2005, Unified earned fees of $132,972 for administrative services provided to the Fund. A trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Trust retains Unified to act as the Fund's transfer agent and to provide fund accounting services. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250). For the fiscal year ended September 30, 2005, Unified earned fees of $15,804 from the Fund for transfer agent services provided to the Fund and was reimbursed for $7,378 of out-of-pocket expenses incurred in providing transfer agent services to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more). For the fiscal year ended September 30, 2005, Unified earned fees of $74,934 from the Fund for fund accounting services provided to the Fund.

Unified Financial Securities, Inc. (the "Distributor") acts as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 that permits the Fund to pay certain distribution and promotion expenses related to marketing shares of the Fund; however the plan has not been activated. As a result there were no 12b-1 payments made to the Distributor for the fiscal year ended September 30, 2005. An officer of the Trust is an officer of the Distributor, and a Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

Iron Market Opportunity Fund
Notes to the Financial Statements
September 30, 2005 – continued

NOTE 4. INVESTMENTS

For the fiscal year ended September 30, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	
U.S. Government Obligations	$ 85,468,609
Other	89,807,724
Sales	
U.S. Government Obligations	$ 42,721,656
Other	117,518,385

As of September 30, 2005, the net unrealized (depreciation) of investments for, tax purposes was as follows:

Gross appreciation	$	90,485
Gross depreciation		(600,900)
Net (depreciation) on investments	$	(510,415)

At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $195,317,564.

NOTE 5. RESTRICTED SECUTIES

The Fund has acquired several securities, the sale of which is restricted, through private placements. At September 30, 2005, the aggregate value of such securities amounted to $11,563,750. The securities have been valued using quoted market prices. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2005, SEI Private Trust Co. owned 61.96% and National Investors Sec. Corp. owned 26.93% of the Fund, for the benefit of others.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2005, the Fund paid quarterly distributions of net investment income totaling $0.262 per share.

The tax character of distributions paid during fiscal years 2005 and 2004 was as follows:

	2005	2004
Distributions paid from		
Ordinary Income	$ 5,431,926	$ 2,887,782
Short-term Capital Gain	-	590,189
Long-term Capital Gain	-	158,713
	$ 5,431,926	$ 3,636,684

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Iron Market Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Iron Market Opportunity Fund as of September 30, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to September 30, 2004 were audited by McCurdy and Associates CPA’s Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy and Associates CPA’s Inc. expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Market Opportunity Fund as of September 30, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

December 9, 2005

TRUSTEES AND OFFICERS

(UNAUDITED)

Independent Trustess

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to July 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal officers

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970)**** Chief Financial Officer and Treasurer, July 2005 to present; Secretary, September 2004 to June 2005

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since December 2004 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975)**** Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to Unified Series Trust. The Fund Complex currently consists of 27 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Fund Complex.

**** Effective as of July 1, 2005, the Board appointed Mr. Jacobs as CFO and Treasurer of the Trust to fill the vacancy created by the resignation of Mr. Thomas Napurano. The Board also appointed Ms. Barnes (previously Assistant Secretary) as Secretary of the Trust.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30, are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) on the Commission’s website at www.sec.gov.

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED)

The Management Agreement between the Adviser and the Trust (the “Agreement”) was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each, an “Independent Trustee”) at an in-person meeting held on September 12, 2005. The Board reviewed and discussed reports comparing the performance and expenses of the Fund to the performance and expenses of other funds with similar objectives and asset levels. The Board then reviewed the materials provided by the Adviser in advance of the meeting, which included, among other items, a description of the Adviser’s business and any personnel changes, and description of the compensation received by the Adviser from the Fund and a discussion of the Adviser’s profitability. The Board also reviewed current financial statements for the Adviser and the Adviser’s Form ADV Part II, which discusses the Adviser’s policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a representation from the Adviser that it is not involved in any material legal or securities enforcement proceedings.

In determining whether to approve the Agreement, the Board primarily considered that: (1) the Adviser has over 10 years experience in successfully providing fixed income portfolio management services to clients with over $1 billion in assets under management; (2) the Adviser has achieved consistent, positive returns for the Predecessor Fund since its inception (3) the Adviser has agreed to waive 50% of its advisory fee through September 30, 2006, although the Adviser still is able to make a reasonable profit; (4) the Fund has a below average expense ratio compared to its peer group, after the waiver by the Adviser; and (5) the Fund has outperformed its benchmarks for the past one and three years. The Board also considered that the Adviser does not engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit the Adviser. As a result of their considerations, the Board, including the Independent Trustees, unanimously determined that the Management Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Freddie Jacobs, Jr., Chief Financial Officer and Treasurer

Heather A. Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, IL 60093

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

INDEPENDENT ACCOUNTANTS

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)           Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2005	$ 14,770
FY 2004	$ 13,096

(b)	Audit-Related Fees

Registrant	Adviser

FY 2005	$ 0	$ 0
FY 2004	$ 0	$ 0
Nature of the fees:

(c)	Tax Fees

Registrant	Adviser

FY 2005	$ 1,575	$0
FY 2004	$ 675	$0
Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Registrant	Adviser

FY 2005	$ 0	$
FY 2004	$ 670	$
Nature of the fees:	consents

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser

FY 2005	$ 0	$0
FY 2004	$ 0	$0

(h)           Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures. (Check disclosure controls for requirement of meeting)

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of October 5, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By

*            /s/ Anthony J. Ghoston

Anthony J. Ghoston, President

Date      December 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*            /s/ Anthony J. Ghoston

Anthony J. Ghoston, President

Date      December 23, 2005

By

*            /s/ Freddie Jacobs, Jr.

Freddie Jacobs, Jr., Chief Financial Officer and Treasurer

Date      December 22, 2005